Exhibit 99.3

DSS, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

As of December 31, 2020

ASSETS	Pre-Acquisition DSS (Purchaser) December 31, 2020	Record 12.23.2021 Investment	Post-Acquisition DSS (Purchaser) December 31, 2020	Sharing Service Global Corp (Target) March 31, 2021	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated

Current assets:
Cash and cash equivalents	$5,226,000	$(3,000,000)	$2,226,000	$12,144,409	$-	$-	$14,370,409
Restricted cash	-	-	-	-	-	-	-
Accounts receivable, net	3,910,000	-	3,910,000	1,514,359	-	-	5,424,359
Income taxes receivable	-	-	-	107,097	-	-	107,097
Inventory	1,955,000	-	1,955,000	2,471,310	-	-	4,426,310
Current portion of notes receivable	-	-	-	94,600	-	-	94,600
Prepaid expenses and other current assets	1,359,000	-	1,359,000	2,403,634	-	-	3,762,634
Total current assets	12,450,000	(3,000,000)	9,450,000	18,735,409	-	-	28,185,409

Property, plant and equipment, net	4,146,000	-	4,146,000	887,950	-	-	5,033,950
Investment in real estate	-	-	-	-	-	-	-
Other investments	1,788,000	-	1,788,000	-	-	-	1,788,000
Investment, equity method	12,234,000	-	12,234,000	-	(604,000)	(11,630,000)	-
Marketable securities	9,136,000	-	9,136,000	-	-	-	9,136,000
Notes receivable	537,000	-	537,000	-	-	-	537,000
Non-current assets held for sale - discontinued operations	744,000	-	744,000	-	-	-	744,000
Other assets	384,000	-	384,000	219,142	-	-	603,142
Right-of-use assets	182,000	-	182,000	428,075	-	-	610,075
Deferred tax asset, net	-	-	-	1,873,170	-	-	1,873,170
Investment in unconsolidated entities	-	-	-	-	-	-	-
Investment in target	-	3,000,000	3,000,000	-	-	(3,000,000)	-
Goodwill	26,862,000	-	26,862,000	-	-	-	26,862,000
Other intangible assets, net	23,456,000	-	23,456,000	188,567	-	-	23,644,567
Total assets	$91,919,000	$-	$91,919,000	$22,332,313	$(604,000)	$(14,630,000)	$99,017,313

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,482,000	$-	$1,482,000	$1,295,174	$-	$-	$2,777,174
Accrued expenses and deferred revenue	5,270,000	-	5,270,000	10,344,014	-	-	15,614,014
Other current liabilities	1,435,000	-	1,435,000	2,473,412	-	-	3,908,412
Current liabilities held for sale - discontinued operations	240000	-	240,000	-	-	-
Current portion of lease liability	167,000	-	167,000	-	-	-	167,000
Current portion of long-term debt, net	278,000	-	278,000	1,140,031	-	-	1,418,031
Total current liabilities	8,872,000	-	8,872,000	15,252,631	-	-	24,124,631
							-
Long-term debt, net	1,976,000	-	1,976,000	34,762	-	-	2,010,762
Long term lease liability	15,000	-	15,000	77,810	-	-	92,810
Non-current liabilities held for sale - discontinued operations	505,000	-	505,000	-	-	-
Other long-term liabilities	507,000	-	507,000	808,071	-	-	1,315,071
Deferred tax liability, net	3,499,000	-	3,499,000	-	-	-	3,499,000

Stockholders’ equity
Preferred stock, $.02 par value; 47,000 shares authorized, shares issued and outstanding (43,000 on December 31, 2020); Liquidation value $1,000 per share, $- aggregate. $43,000,000 on December 31, 2020)	1,000	-	1,000	-	-	-	1,000
Series A convertible preferred stock, $0.0001 par value, 100,000,000 shares designated, 3,100,000 shares and 5,100,000 shares issued and outstanding at September 30 and March 31, respectively	-	-	-	510	-	(510)	-
Series C convertible preferred stock, $0.0001 par value, 10,000,000 shares designated, 3,220,000 shares and 3,230,000 shares issued and outstanding at September 30 and March 31, respectively	-	-	-	323	-	(323)	-
Common stock, $.02 par value; 200,000,000 shares authorized, 79,745,886 shares issued and outstanding (5,836,000 on December 31, 2020)	116,000	-	116,000	-	-	-	116,000
Common Stock, $0.0001 par value, 800,000,000 Class A shares authorized, 187,610,769 shares and 160,100,769 shares issued and outstanding at September 30 and March 31, respectively	-	-	-	16,010	-	(16,010)	-
Additional paid-in capital	174,380,000	-	174,380,000	43,757,768	-	(43,757,768)	174,380,000
Non-controlling interest in subsidiary	3,430,000	-	3,430,000	-	-	(8,470,961)	(5,040,961)
Shares to be issued	-	-	-	12,146	-	(12,146)	-
Accumulated deficit	(101,382,000)	-	(101,382,000)	(37,627,718)	(604,000)	37,627,718	(101,986,000)
Cumulative translation adjustments	-	-	-	-	-	-	-
Total stockholders’ equity	76,545,000	-	76,545,000	6,159,039	(604,000)	(14,630,000)	67,470,039

Total liabilities and stockholders’ equity	$91,919,000	$-	$91,919,000	$22,332,313	$(604,000)	$(14,630,000)	$99,017,313

	Credit	Debit
Note 1: Eliminate intercompany activity
Investment, equity method		$604,000
Accumulated deficit	$604,000

Note 2: Elimination of SHRG equity
Investment, equity method		$11,630,000
Investment in target		$3,000,000
Series A convertible preferred stock, $0.0001 par value, 100,000,000 shares designated, 3,100,000 shares and 5,100,000 shares issued and outstanding at September 30 and March 31, respectively	$510
Series C convertible preferred stock, $0.0001 par value, 10,000,000 shares designated, 3,220,000 shares and 3,230,000 shares issued and outstanding at September 30 and March 31, respectively	$323
Common Stock, $0.0001 par value, 800,000,000 Class A shares authorized, 187,610,769 shares and 160,100,769 shares issued and outstanding at September 30 and March 31, respectively	$16,010
Additional paid-in capital	$43,757,768
Non-controlling interest in subsidiary	$8,470,961
Shares to be issued	$12,146
Accumulated deficit		$37,627,718
Cumulative translation adjustments

Note 3: DSS, Inc. is performing a valuation of the assets as well as the non-contorlling interest portion of SHRG and its subsidiaries. For purposes of this proforma, and until the valuation is complete, $8,470,961 is included non-controlling interest.